Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

7. Commitments and Contingencies

The Company leases office and warehouse space through operating leases. Some of the leases have renewal clauses, which range from one month to five years.

The Company leases vehicles through operating leases for certain field personnel. Leases range up to five years with varying termination dates through May 2022.

The following schedule represents the annual future minimum payments of all leases as of December 31, 2018:

Future Minimum
(in thousands)	Lease Payments
2019	$848
2020	505
2021	378
2022	112
2023 and thereafter	-
Total minimum lease payments	$1,843

The Company incurred office and warehouse rent expense of $0.6 million and $0.7 million for the years ended December 31, 2018 and 2017, respectively. The Company incurred automobile lease expense of $0.3 million and $0.4 million for the years ended December 31, 2018 and 2017, respectively.

The Company is subject to risks and uncertainties in the normal course of business, including legal proceedings; governmental regulation, such as the interpretation of tax and labor laws; and the seasonal nature of its business due to weather-related factors. The Company has accrued for probable and estimable costs incurred with respect to identified risks and uncertainties based upon the facts and circumstances currently available.